Subsequent Events	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
28.
Subsequent events

On 29 January 2025, the Group has completed acquisition of 40,000,000 Class A and 173,246,220 Class B shares of of Hepsiburada, pursuant to the Stock Purchase Agreement entered into on 17 October 2024. As a result of the acquisition, the Group has become the controlling shareholder of Hepsiburada effective 29 January 2025 (the “Closing Date”), with the Shares representing 65.41% of the total outstanding share capital of Hepsiburada. The Group has purchased the Shares for total consideration of approximately USD 1,127 million, of which USD 600 million was paid in cash to the Sellers on the Closing Date, and USD 526.9 million of Deferred Cash Consideration will be paid to the Sellers in cash no later than six months after the Closing Date. As collateral with respect to the Deferred Cash Consideration, the Group has pledged 65,199,658 Class B shares of Hepsiburada in favor of the Sellers. At the time the financial statements were authorized for issue, the Group had not yet completed the accounting for the acquisition of Hepsiburada.